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                                                                EXHIBIT 1.01 (a)


                            SOUTHWEST GAS CORPORATION

                     7.625% SENIOR UNSECURED NOTES DUE 2012

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                             UNDERWRITING AGREEMENT

                                                                     May 1, 2002

BANC OF AMERICA SECURITIES LLC
BNY CAPITAL MARKETS, INC.
As Representatives of the Underwriters
named on Schedule I to the Pricing Agreement

c/o Banc of America Securities LLC
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Ladies and Gentlemen:

        From time to time Southwest Gas Corporation, a California corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

        The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

        1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firm or firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company


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to issue and sell any of the Securities and the obligation of any of the
Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

        2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form S-3 (File No. 333-74520) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus



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        relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

               (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

               (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue


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        statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

               (d) Neither the Company nor Northern Pipeline Construction Co. or Paiute Pipeline Company (together, the "Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, there has not been any change in the capital stock, except for issuances of capital stock pursuant to the Company's dividend reinvestment program and employee benefit plans existing on or prior to the date hereof, or long-term debt, other than the repayment of current maturities of long-term debt, of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification.

               (f) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification.

               (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.


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               (h) The Designated Securities have been duly authorized by the
        Company, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms and entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and general equitable principles (whether considered in equity or law); and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.

               (i) All of the Company's subsidiaries are listed in an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2001, which is incorporated by reference into the Prospectus. Other than the Subsidiaries, (i) no subsidiary of the Company is a "significant subsidiary" as defined in Regulation S-X and (ii) no two or more subsidiaries of the Company considered in the aggregate constitute a "significant subsidiary" as defined in Regulation S-X.

               (j) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or (with the giving of notice or lapse of time or both) constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which the Company or either of the Subsidiaries is bound or to which any of the property or assets of the Company or either of the Subsidiaries is subject, nor will such action result in: (i) any violation of the provisions of the Articles of Incorporation or By-Laws of the Company or either of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or either of the Subsidiaries or any of their respective properties or (ii) the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or either of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject; the execution, delivery and performance of this Agreement, any Pricing Agreement and the Indenture will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company which will not have been obtained and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such


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        as have been, or will have been prior to the Time of Delivery, obtained
        (i) under the Act and the rules and regulations of the Commission thereunder, (ii) under the Trust Indenture Act and the rules and regulations of the Commission thereunder and (iii) from the Public Utilities Commission of the State of California, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

               (k) The statements set forth in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

               (l) Except as disclosed in the Prospectus, neither the Company nor either of the Subsidiaries is: (i) in violation of its respective Articles of Incorporation or By-Laws or to the best knowledge of the Company after due inquiry, of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or either of the Subsidiaries, the violation of which would reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (a "Material Adverse Effect") or of any decree of any court or governmental agency or body having jurisdiction over the Company or either of the Subsidiaries or (ii) is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or either of the Subsidiaries is a party or by which the Company or either of the Subsidiaries or any of their respective properties may be bound.

               (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (n) Arthur Andersen, LLP, who have certified certain financial statements of the Company and the Subsidiaries, are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder.

               (o) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement and the Prospectus at the


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        respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein;
        and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

               (p) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and general equitable principles (whether considered in equity or law).

               (q) Each of the Company and the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (the "permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to obtain such permits would not reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company after due inquiry, each of the Company and the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits, except where the failure to fulfill or perform any such obligation would not reasonably be expected to have a Material Adverse Effect; and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any material permits or would result in any other material impairment of the rights of the holder of any such material permits, subject in each case to such qualifications as may be set forth in the Prospectus.

               (r) No holder of any security of the Company has any right to require registration of any security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

               (s) Neither the Company nor any of its subsidiaries is currently subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

               (t) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (u) The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
        (iii) access


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        to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

        4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

        5. The Company agrees with each of the Underwriters of any Designated
Securities:

               (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such proposed amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the


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        Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) Prior to 10:00 a.m., New York City time, on the New York Business Day (as defined in Section 14 hereof) next succeeding the date of this Agreement and from time to time as soon as practicable thereafter, to furnish the Underwriters with written and electronic copies of the Prospectus, as amended or supplemented, in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer of the Securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) of the rules and regulations of the Commission under the Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of: (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which


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        are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

               (f) If the Company elects to rely upon Rule 462(b) of the rules and regulations of the Commission under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) of the rules and regulations of the Commission under the Act.

        6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any blue sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (c) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey; (d) any fees charged by securities rating services for rating the Securities; (e) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (f) the cost of preparing the Securities;
(g) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (h) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b) of the rules and regulations of the Commission under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

               (b) Counsel for the Underwriters shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs
        (i), (ii), (iii), (v), (vii) and (ix) and the final paragraph of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

               (c) O'Melveny & Myers LLP or other external counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing in good standing under the laws of the State of California, with corporate power to own and lease its properties, to carry on its business as described in the Prospectus, as amended or supplemented, to enter into this Agreement and the Pricing Agreement for the Designated Securities and to issue and deliver the Designated Securities as provided therein.

                   (ii) The statements in the Prospectus under the captions
               "Description of Debt Securities" and "Description of Notes," insofar as they purport to constitute a summary of the terms of the Indenture and the Designated Securities, fairly present the information required to be included therein by the Act and the Trust Indenture Act.

                  (iii) The Designated Securities have been duly authorized by all necessary corporate action on the part of the Company and executed by the Company and, upon payment for and delivery of the Designated Securities in accordance with this Agreement, will constitute legally valid and binding obligations of the Company, entitled to the benefits provided by the Indenture.

                   (iv) The Registration Statement has been declared effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued or threatened by the Commission.

                    (v) The execution, delivery and performance of this
               Agreement and the Pricing Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Pricing Agreement have been duly executed and delivered by the Company.

                   (vi) No consent, approval, authorization or order of, any
               federal, California or New York governmental authority is required on the part of the Company for the issuance and sale of the Designated Securities as contemplated by the Agreement or the Pricing Agreement, except (A) such as have been obtained under the Act or the Trust Indenture Act and the rules and regulations of the Commission thereunder, (B) the authorization of the Public Utilities Commission of the State of California referred to in
               Section 2(j) of this Agreement which has been obtained and remains in full force and effect and is, to the knowledge of such counsel, not the subject of any pending or threatened application for rehearing or petition for modification, and (C) such as may be required under foreign or state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                  (vii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                 (viii) The Company's execution, delivery and performance of this Agreement, the Pricing Agreement, the Indenture and the Designated Securities do not violate the Company's Articles of Incorporation, By-Laws or any applicable California, New York or federal law, ordinance, administrative or governmental rule or regulation.

                   (ix) The Company is not an investment company required to
               register under the Investment Company Act of 1940, as amended.

                    (x) The Registration Statement, at its effective date, and the Prospectus, as of the date it was filed with the Commission, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities at their respective effective dates or respective dates of filing, as applicable, appeared on their face to comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein. The documents incorporated by reference in the Prospectus, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder in effect at such dates, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

        In connection with such counsel's participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, such counsel need not independently verify the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by such counsel and the knowledge available to it are such that such counsel need not assume any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in subparagraph (ii) above). However, on the basis of such counsel's review of the Registration Statement, the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery of the Designated Securities and the documents incorporated by reference in the Prospectus and such counsel's participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery of the Designated Securities, such counsel does not believe that the Registration Statement, when the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such counsel does not believe that, as of its date and on the date of such opinion, the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery of the Designated Securities (in each case including the documents then incorporated by reference and considered as a whole as of such dates), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. However, such counsel need not express any opinion or belief: (i) as to the financial statements and other financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery of the Designated Securities, (ii) the statement of eligibility, as it may be amended, under the Trust Indenture Act, of the Trustee under the Indenture or (iii) any document filed by the Company under the Exchange Act, whether before or after the effective date of the Registration Statement, except to the extent that any such document is a document incorporated by reference in the Registration Statement on its effective date, considered as a whole, or is a document incorporated by reference and read together with the Prospectus at the time it was filed with the Commission and considered as a whole. Counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the documents incorporated by reference therein which are not filed as required.

               (d) Robert M. Johnson, Assistant General Counsel for the Company, shall have furnished to the Representatives his written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Subsidiaries have been duly incorporated and are
               validly existing in good standing under the laws of the State of Nevada, with corporate power to own and lease their respective properties and to carry on their respective businesses as described in the Prospectus.

                   (ii) The Company has an authorized capitalization as set
               forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable.

                  (iii) The Company is duly qualified to do business as a
               foreign corporation and is in good standing under the laws of the States of Nevada and Arizona and neither the Company nor the Subsidiaries own or lease material properties or conduct material business in any other jurisdiction which would require such qualification. All the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned of record directly by the Company free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance.

                   (iv) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor either of the Subsidiaries is in violation of or is in default in the performance of any obligation contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or either of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound which violation or default could reasonably be expected to have a Material Adverse Effect.

                    (v) To the best knowledge of such counsel after reasonable inquiry, there are no rights that entitle or will entitle any person to acquire any security of the Company upon the issuance of the Designated Securities by the Company; to the best knowledge of such counsel after reasonable inquiry, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any security of the Company as a result of the issuance of the Designated Securities by the Company.

                    (vi) The Company's execution, delivery and performance of
               this Agreement, the Pricing Agreement, the Indenture and the Designated Securities do not: (A) violate, breach, or result in a default under any existing obligation of the Company or the Subsidiaries under any agreement, indenture, lease or other instrument to which the Company or the Subsidiaries is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement or to any document incorporated by reference in the Prospectus or any other material agreement, indenture, lease or other instrument known to such counsel after reasonable inquiry, (B) breach or otherwise violate any existing obligation of the Company under any order, judgment or decree of any Arizona, California or Nevada or federal court or governmental authority binding on the Company, or (C) violate any applicable Arizona or Nevada law, ordinance, administrative or governmental rule or regulation.

                  (vii) No consent, approval, authorization or order of, or
               filing with, any federal, California, Arizona or Nevada governmental authority is required on the part of the Company for the issuance and sale of the Designated Securities as contemplated by this Agreement, except: (A) such as have been obtained under the Act, the Trust Indenture Act or the rules and regulations of the Commission thereunder, (B) the authorization of the Public Utilities Commission of the State of California referred to in Section 2(j) of this Agreement which has been obtained, remains in full force and effect and is, to the best knowledge of such counsel, not the subject of any pending or threatened application for rehearing or petition for modification, and (C) such as may be required under applicable foreign or state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                 (viii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries or any of their property is subject, which are required to be described in the Registration Statement or the Prospectus and are not so described.

        In addition, such counsel shall include in his opinion a statement substantially to the effect set forth in the last paragraph of subsection (c) above.

        In rendering their opinions as aforesaid, counsel may rely upon an opinion or opinions, each dated the Time of Delivery for such Designated Securities, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or (x) in the case of O'Melveny & Myers LLP, the States of California and New York and (y) in the case of Robert
M. Johnson, Esq., the States of Arizona and Nevada, provided that (1) such reliance is expressly authorized by each opinion so relied upon, (2) a signed copy of each such opinion is delivered to the Underwriters which states that the Underwriters may rely thereon and is otherwise in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

               (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, Arthur Andersen LLP, independent certified public accountants, shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and in form and substance satisfactory to the Representatives.

               (f) (i) Neither the Company nor either of the Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended prior to the date of the Pricing Agreement, relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus, as amended prior to the date of the Pricing Agreement, relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities.

               (g) On or after the date of the Pricing Agreement relating to the Designated Securities: (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred securities and no notice shall have been given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               (h) Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch, Inc. shall have publicly assigned to the long-term senior debt securities of the Company ratings of at least "Baa2", "BBB-" and "BBB", respectively, and ratings at least at those "Baa2", "BBB-" and "BBB" levels shall be in full force and effect at the Time of Delivery.

               (i) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "NYSE"); (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) a material disruption in securities settlement or clearance services; (v) a material adverse change in financial markets or the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; if the effect of any such event specified in clause
        (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities.

               (j) The Company shall have complied with the provisions of
        Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

               (k) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

        8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages, expenses or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in subsection (a) of this Section with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, expense or liability of such Underwriter results from the fact that such Underwriter sold the Designated Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus, as then amended or supplemented (excluding documents incorporated by reference), in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, expense or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus, as then amended or supplemented (excluding documents incorporated by reference), and such correction would have cured the defect giving rise to such loss, claim, damage or liability.

               (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages, expenses or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will promptly reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage, expense or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

               (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

               (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. As used herein, "New York Business Day" shall mean any day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

        15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel counterparts hereof.

                                Very truly yours,

                                Southwest Gas Corporation

                                By: /s/ Jeffrey W. Shaw
                                   ---------------------------------------------
                                    Name: Jeffrey W. Shaw
                                    Title: Senior Vice-President/Finance and
                                           Treasurer

Accepted as of the date hereof:

Banc of America Securities LLC
BNY Capital Markets, Inc.
As Representatives of the Underwriters
named in Schedule I to the Pricing Agreement

By:  Banc of America Securities LLC
(On behalf of the Representatives)



By: /s/ Lily Chang
   -----------------------------------
    Name: Lily Chang
    Title: Principal